Victory Portfolios

Victory INCORE Low Duration Bond Fund

Supplement dated May 8, 2023,

to the Summary Prospectus dated May 1, 2023 ("Prospectus")

1.Effective September 1, 2023 (the "Effective Date"), the Victory INCORE Low Duration Bond Fund (the "Fund") will change its name and become known as the Victory Low Duration Bond Fund. All references to the Fund throughout the Prospectus will then be referred to as the Victory Low Duration Bond Fund.

2.In addition, on the Effective Date the Victory Income Investors investment franchise will become the Fund's new investment team, and the following will replace the section titled "Management of the Fund" found on page 6 of the Prospectus:

Investment Adviser

Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Income Investors investment franchise.

Portfolio Managers

	Title	Tenure with the Fund
Brian W. Smith, CFA, CPA	Senior Portfolio Manager	September 2023
Douglas J. Rollwitz, CFA, CPA	Portfolio Manager	September 2023
Portfolio Manager and Senior
Zach Winters, CFA	Fixed Income Research Analyst	September 2023

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.